As filed with the Securities and Exchange Commission on January 5, 2006


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21597

                             PRIMECAP ODYSSEY FUNDS
                             ----------------------
               (Exact name of registrant as specified in charter)


                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101

               (Address of principal executive offices) (Zip code)

                              DAVID H. VAN SLOOTEN
                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101

                     (Name and address of agent for service)

                                 (626) 304-9222
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2005
                         ----------------


Date of reporting period:  OCTOBER 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.



                               [LOGO] PRIMECAP(R)
                                 ODYSSEY FUNDS



            [GRAPHIC]                                  ANNUAL REPORT
                                                    OCTOBER 31, 2005

                                         PRIMECAP ODYSSEY STOCK FUND
                                        PRIMECAP ODYSSEY GROWTH FUND
                             PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

TABLE OF CONTENTS

                                                                            Page

Letter to Shareholders ....................................................    1
Performance Graphs ........................................................   10
Expense Example ...........................................................   13
Sector Breakdown ..........................................................   15
Schedule of Investments ...................................................   17
   PRIMECAP Odyssey Stock Fund ............................................   17
   PRIMECAP Odyssey Growth Fund ...........................................   21
   PRIMECAP Odyssey Aggressive Growth Fund ................................   25
Statements of Assets and Liabilities ......................................   28
Statements of Operations ..................................................   29
Statement of Changes in Net Assets ........................................   30
   PRIMECAP Odyssey Stock Fund ............................................   30
   PRIMECAP Odyssey Growth Fund ...........................................   31
   PRIMECAP Odyssey Aggressive Growth Fund ................................   32
Financial Highlights ......................................................   33
Notes to Financial Statements .............................................   34
Report of Independent Registered Public Accounting Firm ...................   39
Additional Notes ..........................................................   40
Management ................................................................   41

DEAR FELLOW SHAREHOLDERS,

During their inaugural fiscal year, all three PRIMECAP Odyssey Funds outperformed the Standard & Poor's 500 Composite Stock Price Index (S&P 500). From November 1, 2004 through October 31, 2005, the PRIMECAP Odyssey Stock, Growth, and Aggressive Growth Funds produced total returns of 14.80%, 16.20%, and 12.40%, respectively, outperforming the S&P 500 return of 8.68%. While we are pleased with these results, our mission is longer term in nature. Although short-term results are certainly important, our mandate is to generate superior long-term returns. Just as we evaluate potential investment ideas in the context of a three to five year time horizon, we will measure our results over a similar time frame.

Sustained high oil prices and their implications were the most dominant themes characterizing this year's investment environment. Oil prices began the fiscal year near $50 per barrel and ended the fiscal year near $60 per barrel. This rise in oil prices to unprecedented nominal levels affected not only the Energy sector, but also sectors in which high oil prices can inflate costs, impair or stimulate demand, and catalyze new investment. Many of our holdings in the Energy sector benefited from this trend, while certain holdings in the Consumer and Transportation sectors suffered.

High energy prices are tantamount to a regressive tax on the consumer. Higher gasoline and oil prices take a larger share of lower income consumers' wallets, leaving them less discretionary income to spend at retail stores. Retailers targeting the lower income consumer were most vulnerable, as they were affected by both lower demand and higher distribution costs. Retailers targeting more affluent customers saw less curtailment in consumption and therefore fared much better.

Fuel is also a significant non-labor cost in any industry involved in the transportation of people or goods. The airline industry saw two bankruptcies, and most airlines saw modest or negative returns. Finally, energy prices constitute a significant cost of production for many Materials and Industrial companies. The fortunes of these companies were mixed, due largely to what extent these companies could pass on the higher energy prices to their customers.

As one might expect in this environment, the flow of capital into Energy stocks during the year from other sectors was substantial, resulting in a 34.9% gain for the S&P Energy sector. This dwarfed the returns of all sectors except for Utilities (+23.3%) which benefited from higher energy prices. Given the exceptional returns of Energy stocks, it would have been difficult for the Funds to outperform the S&P Index without considerable exposure to the Energy sector. For the year, the average weighting of the Stock and Growth Funds in the Energy sector was slightly greater than the sector index, and the Aggressive Growth Fund slightly trailed the index. In all three Funds, however, our energy selections proved to be excellent, generating returns of 66.5%, 59.0%, and 42.7% in the Stock, Growth, and Aggressive Growth Funds, respectively.

As important as the contribution of Energy stocks was to the year's results, our Technology holdings were even more instrumental. The Stock, Growth, and Aggressive Growth Funds committed 18.7%, 26.4%, and 42.1% of their assets, respectively, to Technology stocks versus 15.4% for the S&P sector index. Our selections in the area were excellent, recording gains of 18.7%, 22.7%, and 20.2%, respectively, versus the S&P sector return of 5.1%.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP ODYSSEY STOCK FUND

From November 1, 2004 to October 31, 2005, the Odyssey Stock Fund's total return of 14.80% exceeded the 8.68% return recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index. The Stock Fund's outperformance was driven primarily by stock selection, with mixed results from sector allocation.

The Stock Fund benefited substantially from its Energy holdings, which appreciated 66.5% versus the S&P Energy sector return of 34.9%. Unocal, our largest investment in this sector, saw a 52.9% gain, fueled by rising oil prices and takeover bids from CNOOC and Chevron that ultimately resulted in a sale to Chevron. EOG Resources, up 107.5%, and EnCana Corp., up 84.0%, also contributed significantly to our Energy sector returns. Both companies benefited significantly from a growing appreciation of their attractive portfolios of oil and gas assets.

Our Information Technology (IT) selections in the Stock Fund also contributed significantly to the Fund's outperformance. Favorable stock selection more than offset our heavy allocation to this underperforming sector. Our IT investments appreciated 18.7% versus the S&P IT sector return of 5.1%. Corning, one of our largest investments in this sector, appreciated 70.7%, owing to robust demand for its LCD glass products. Other strong contributors to this performance included NVIDIA, which gained 86.2%, and Texas Instruments, which gained 15.2%. NVIDIA benefited from increasing penetration of its graphics chips in personal computers, while Texas Instruments continued its momentum as the leading provider of semiconductors to the rapidly growing wireless phone industry. Agilent Technologies, up 29.7%, announced a divestiture of its semiconductor products group and focused on growing its electronics and bio-analytical measurement businesses.

The Stock Fund also benefited from its Industrial holdings, which appreciated 22.7% versus the S&P Industrial sector return of 4.5%. This was due primarily to our investment in McDermott International, which gained 156.7%, owing to significant growth in demand for its offshore drilling and production services.

Our greatest disappointment during the period was the performance of our Health Care holdings, which was exacerbated by our heavy emphasis of the sector. Health Care constituted 21.9% of our portfolio and exceeded the benchmark weighting by 9 percentage points. The substantial decline of Biogen Idec caused our Health Care investments, which appreciated 5.3%, to substantially lag the S&P Health Care sector return of 10.9%. Biogen Idec, one of the Fund's largest holdings, unexpectedly withdrew a promising multiple sclerosis drug after it was linked to a serious neurological disorder.

The table below lists the top ten holdings, which collectively represent 22.6% of the total portfolio at the fiscal year end.

--------------------------------------------------------------------------------
      PRIMECAP ODYSSEY STOCK FUND                           ENDING % OF
      TOP 10 HOLDINGS AS OF 10/31/05                      TOTAL PORTFOLIO
================================================================================
      Eli Lilly & Co.                                           3.61
      Novartis AG                                               3.36
      Biogen Idec Inc.                                          2.55
      Roche Holding AG                                          1.99
      Southwest Airlines Co.                                    1.99
      Pfizer Inc.                                               1.93
      GlaxoSmithKline PLC                                       1.90
      Medtronic Inc.                                            1.87
      Schlumberger Ltd.                                         1.76
      Avery Dennison Corp.                                      1.67
================================================================================
      TOTAL % OF PORTFOLIO                                     22.63
--------------------------------------------------------------------------------

PRIMECAP ODYSSEY GROWTH FUND

From November 1, 2004 to October 31, 2005, the Odyssey Growth Fund's total return of 16.20% exceeded the 8.68% return recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index and the 8.92% return recorded by the Russell 1000 Growth Index. We feel that it is important to benchmark the Growth Fund against both the S&P 500 and the Russell 1000 Growth Index, because of the Fund's objective of selecting investments with above average growth potential. The Growth Fund's outperformance was driven primarily by stock selection, with mixed results from sector allocation.

Our most heavily weighted sectors in this Fund were Health Care and Information Technology (IT). Together, these two sectors constituted 50.3% of the portfolio. We have found a number of research-intensive companies that stimulate growth through innovation. We believe that such companies, when purchased at reasonable valuations, tend to outperform over long-term time horizons.

Our IT investments constituted 26.4% of the total portfolio, exceeding the S&P IT sector weighting by 11 percentage points. Favorable stock selection more than offset our heavy allocation to this underperforming sector. Our IT investments appreciated 22.7% versus the S&P IT sector return of 5.1%. Corning, one of our largest investments in this sector, appreciated 71.7%, owing to robust demand for its LCD glass products. Other strong contributors included Agilent Technologies, up 29.7%, Akamai Technologies, up 50.7%, and NVIDIA, up 125.7%. Agilent Technologies announced a divestiture of its semiconductor products group and focused on growing its electronics and bio-analytical measurement businesses. Akamai saw accelerating demand for its Internet content delivery services, and NVIDIA's graphics chips enjoyed increasing market share in the personal computer market.

The Growth Fund benefited substantially from its Energy holdings, which appreciated 59.0% versus the S&P Energy sector return of 34.9%. Unocal, our largest investment in this sector, saw a 52.0% gain, fueled by rising oil prices and takeover bids from CNOOC and Chevron that ultimately resulted in a sale to Chevron. EOG Resources, up 106.2%, and EnCana Corp., up 85.0%, also contributed significantly to our Energy sector returns. Both companies benefited significantly from a growing appreciation of their attractive portfolios of oil and gas assets.

Our Health Care investments constituted 23.9% of the Growth Fund's portfolio and exceeded the S&P Health Care sector weighting by over 10 percentage points. Despite favorable performance from Affymetrix, Roche, and Amgen, the substantial declines of Biogen Idec and Pfizer caused our Health Care investments, which appreciated 10.3%, to slightly lag the S&P Health Care sector return of 10.9%. Biogen Idec, one of the Fund's largest holdings, unexpectedly withdrew a promising multiple sclerosis drug after it was linked to a serious neurological disorder.

The table below lists the top ten holdings, which collectively represent 26.4% of the total portfolio.

--------------------------------------------------------------------------------
      PRIMECAP ODYSSEY GROWTH FUND                          ENDING % OF
      TOP 10 HOLDINGS AS OF 10/31/05                      TOTAL PORTFOLIO
================================================================================
      Eli Lilly & Co.                                           3.42
      Biogen Idec Inc.                                          3.08
      Novartis AG                                               2.99
      ASML Holding N.V.                                         2.93
      Roche Holding AG                                          2.88
      Southwest Airlines Co.                                    2.61
      Pall Corp.                                                2.35
      Intuit Inc.                                               2.23
      GlaxoSmithKline PLC                                       1.99
      Pfizer Inc.                                               1.95
================================================================================
      TOTAL % OF PORTFOLIO                                     26.43
--------------------------------------------------------------------------------

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

From November 1, 2004 to October 31, 2005, the Odyssey Aggressive Growth Fund's return of 12.40% exceeded the 8.68% return recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index but trailed the 15.94% return recorded by the Russell Midcap Growth Index. We feel that it is important to benchmark the Aggressive Growth Fund against both the S&P 500 and the Russell Midcap Growth Index, because of the Fund's objective of selecting mid-cap and small-cap companies with above average growth potential. The Aggressive Growth Fund's outperformance, versus the S&P 500, was driven by favorable stock selection which more than offset unfavorable sector allocation.

Our most heavily weighted sector in this Fund was Information Technology (IT), which constituted 42.1% of our portfolio and exceeded the S&P IT sector weighting by 27 percentage points. Our stock selections earned a 20.2% return versus the S&P IT return of 5.1%, driven primarily by the strong performance of NVIDIA, up 126.3%, THQ, up 81.4%, Macromedia, up 63.6%, and Akamai, up 47.9%. NVIDIA benefited from increasing penetration of its graphics chips in personal computers. THQ enjoyed strong sales of its video games. Macromedia's dominant position and accelerating business in website animation and design led to a buyout offer from Adobe Systems. Akamai saw accelerating demand for its Internet content delivery services.

Although the Fund was slightly under-weight in Energy, favorable stock selection produced a return of 42.7% versus the S&P Energy sector return of 34.9%. Our strongest contributors in this sector were Arch Coal, up 110.3%, Pioneer Natural Resources, up 53.5%, and Pride International, up 54.3%. Arch Coal saw strong demand as well as higher spot and forward prices for its low-sulfur bituminous coal. Pioneer benefited significantly from a growing appreciation of its attractive portfolio of oil and gas assets, and Pride saw strong demand for its offshore drilling services.

Our slightly over-weighted position in Health Care investments returned 9.4% versus the S&P Health Care Index gain of 10.8%. Our strongest contributors in this sector were Affymetrix, up 51.6%, and Intuitive Surgical, up 194.2%. Affymetrix saw significant adoption of its propriety photolithographic genetic sequence detection technology. Intuitive Surgical saw outstanding growth in sales of its innovative robotic surgical device, a product for which it has a dominant market share and little competition. The excellent performance of these stock selections was offset by disappointing performance from Dendreon, down 50.3%, and Pharmacyclics, down 38.4%. Dendreon has recently submitted an application to the FDA for a novel prostate cancer drug and has received fast track status.

Many of our selections in the Aggressive Growth Fund have been and will continue to be volatile, as their valuations are based on expectations of future revenue streams from innovative new technologies, drugs, and medical devices. Expectations of future revenues can change substantially from quarter to quarter, with little or no new data precipitating such changes in sentiment. We believe that over long-term time horizons, sentiment becomes less relevant, and substantial earnings, once they manifest, could enable these types of investments to recover and ultimately outperform.

The table below lists the top ten holdings, which collectively represent 30.5% of the total portfolio.

--------------------------------------------------------------------------------
      PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND               ENDING % OF
      TOP 10 HOLDINGS AS OF 10/31/05                      TOTAL PORTFOLIO
================================================================================
      ASML Holding N.V.                                         3.94
      Conceptus Inc.                                            3.50
      Akamai Technologies Inc.                                  3.40
      Micromuse Inc.                                            3.36
      THQ Inc.                                                  3.21
      RADVISION Ltd.                                            2.70
      Affymetrix Inc.                                           2.69
      JetBlue Airways Corp.                                     2.63
      Dendreon Corp.                                            2.60
      Minerals Technologies Inc.                                2.48
================================================================================
      TOTAL % OF PORTFOLIO                                     30.51
--------------------------------------------------------------------------------

STRUCTURE OF PORTFOLIO, POSITIONING, AND OUTLOOK FOR THE
PRIMECAP ODYSSEY FUNDS

We select stocks using a bottom-up methodology, with each stock being purchased based on its own merits; however, there are several themes worthy of discussion.

In all three Funds, we generally invested in equities in which our expectations for earnings growth are greater than consensus, and greater than the overall market. In our view, current market valuations are undervaluing growth stocks and, in many cases, overvaluing value stocks. In examining the price-earnings (P/E) ratios of the S&P 500, we observe that the difference between the P/E ratios of the top and bottom quartiles is currently near a 15-year low. In other words, the valuation premium of growth stocks relative to value stocks is small by historical standards, making growth stocks particularly attractive on a relative basis, in our judgment.

We are cautiously optimistic about economic growth. We believe the economy will remain resilient but are concerned by the dual dampeners of increasing short-term interest rates and stubbornly high energy costs. In our opinion, the excesses and thus vulnerabilities in our economy rest largely among consumers and financial institutions. These two pillars of our economy have served as engines of our economic expansion for the past decade. But, the consumer is now feeling squeezed. High interest rates are shutting off the spigot of mortgage refinancing and home equity loans as sources of liquidity.

Simultaneously, increasing fuel and heating costs and higher mandated minimum payments on credit card debt plague the consumer. As the state of the consumer deteriorates, we expect consumer loans will be of lower quality. Additionally, in our view, a flatter yield curve makes it more difficult for banks and other financial institutions to earn high returns simply by investing short-term deposits and borrowings into longer term investments such as Treasury securities and mortgage-backed securities. Consequently, the Funds have minimal weighting in Financial stocks, the largest sector in the S&P 500, and are under-weighted in the Consumer sectors.

Conversely, significant opportunities exist for companies with technologies and health care products that will see growing demand in emerging economies. For example, a majority of the world's literate population has yet to use a wireless phone, obtain a personal computer, or connect to the Internet. Much of the global opportunity for these industries exists in countries with current account surpluses. Global consumers are steadily acquiring the modern technological devices, hardware, and software tools that have become an essential part of life in more developed economies. Therefore, the Funds are substantially over-weighted in Information Technology and Health Care stocks.

In our view, industrial America is healthier today than at any time in the last decade. In recent years, businesses have been somewhat reluctant to make major capital investments, choosing instead to improve their balance sheets by building cash reserves and refinancing and/or retiring debt. As a result, we believe the Industrial sector is well positioned should an economic slowdown occur, and poised for investment and growth should economic expansion continue. Consistent with this view, the Stock and Growth Funds are over-weighted in the Industrial and Materials sectors.

With Energy stocks soaring and the energy cycle aging, we have taken the opportunity to reduce our commitment to the area. At the fiscal year end, all of the Funds were underweighted in Energy stocks.

In closing, we would like to thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.


Sincerely,


PRIMECAP Management Company


--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower.

----------
NOTE: SECTOR WEIGHTINGS ARE BASED ON AVERAGE WEIGHT FOR THE PERIOD.

Short term performance, in particular, is not a good indication of a fund's future performance, and an investment should not be made based solely on returns.

The Standard & Poor's Index is a broad based index of 500 stocks, which is widely recognized as representative of the market in general. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index measure the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. These indices do not incur expenses and are not available for investment.

Price to earnings is calculated by dividing the current price of the stock by the company's earnings per share.

THE FUNDS INVEST IN SMALLER COMPANIES, WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. ALL FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. MUTUAL FUND INVESTING INVOLVES RISK, AND LOSS OF PRINCIPAL IS POSSIBLE.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

PRIMECAP ODYSSEY STOCK FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 to October 31, 2005 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line graph in the printed material.]

                           PRIMECAP Odyssey Stock Fund
                                 As Of 10/31/05

                                PRIMECAP Odyssey
                                   Stock Fund        S&P 500 Index
                   11/1/2004         $10,000            $10,000
                  11/30/2004         $10,360            $10,402
                  12/31/2004         $10,920            $10,756
                   1/31/2005         $10,610            $10,493
                   2/28/2005         $10,900            $10,714
                   3/31/2005         $10,740            $10,524
                   4/30/2005         $10,490            $10,324
                   5/31/2005         $10,940            $10,652
                   6/30/2005         $10,990            $10,667
                   7/31/2005         $11,530            $11,064
                   8/31/2005         $11,610            $10,963
                   9/30/2005         $11,630            $11,052
                  10/31/2005         $11,480            $10,868

                                                  TOTAL RETURN
                                          PERIOD ENDED OCTOBER 31, 2005
                                   -------------------------------------------
                                                              SINCE INCEPTION*
                                   1 MONTH    CALENDAR YTD      (CUMULATIVE)
                                   -------    ------------    ----------------
PRIMECAP Odyssey Stock Fund         -1.29%        5.13%             14.80%
S&P 500 Index**                     -1.67%        1.05%              8.68%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. Performance figures reflect the fee waiver in effect; in the absence of fee waivers, total returns would be lower. SHORT TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

----------
*     The inception date is November 1, 2004.
** The S&P 500 is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

PRIMECAP ODYSSEY GROWTH FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 to October 31, 2005 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line graph in the printed material.]

                         PRIMECAP Odyssey Growth Fund
                                 As Of 10/31/05

                               PRIMECAP Odyssey
                                  Growth Fund       S&P 500 Index
                  11/1/2004         $10,000            $10,000
                 11/30/2004         $10,410            $10,402
                 12/31/2004         $10,960            $10,756
                  1/31/2005         $10,550            $10,493
                  2/28/2005         $10,810            $10,714
                  3/31/2005         $10,640            $10,524
                  4/30/2005         $10,450            $10,324
                  5/31/2005         $11,060            $10,652
                  6/30/2005         $11,060            $10,667
                  7/31/2005         $11,540            $11,064
                  8/31/2005         $11,560            $10,963
                  8/31/2005         $11,610            $11,052
                 10/31/2005         $11,620            $10,868

                                                  TOTAL RETURN
                                          PERIOD ENDED OCTOBER 31, 2005
                                   -------------------------------------------
                                                              SINCE INCEPTION*
                                   1 MONTH    CALENDAR YTD      (CUMULATIVE)
                                   -------    ------------    ----------------
PRIMECAP Odyssey Growth Fund         0.09%        6.02%             16.20%
S&P 500 Index**                     -1.67%        1.05%              8.68%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. Performance figures reflect the fee waiver in effect and, in the absence of fee waivers, total returns would be lower. SHORT TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

----------
*     The inception date is November 1, 2004.
** The S&P 500 is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 to October 31, 2005 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line graph in the printed material.]

                     PRIMECAP Odyssey Aggressive Growth Fund
                                 As Of 10/31/05

                            PRIMECAP Odyssey
                          Aggressive Growth Fund    S&P 500 Index
              11/1/2004          $10,000               $10,000
             11/30/2004          $10,510               $10,402
             12/31/2004          $11,080               $10,756
              1/31/2005          $10,500               $10,493
              2/28/2005          $10,690               $10,714
              3/31/2005          $10,470               $10,524
              4/30/2005           $9,890               $10,324
              5/31/2005          $10,600               $10,652
              6/30/2005          $10,560               $10,667
              7/31/2005          $11,220               $11,064
              8/31/2005          $11,170               $10,963
              9/30/2005          $11,400               $11,052
             10/31/2005          $11,240               $10,868

                                                  TOTAL RETURN
                                          PERIOD ENDED OCTOBER 31, 2005
                                   -------------------------------------------
                                                              SINCE INCEPTION*
                                   1 MONTH    CALENDAR YTD      (CUMULATIVE)
                                   -------    ------------    ----------------
PRIMECAP Odyssey
Aggressive Growth Fund              -1.40%        1.44%             12.40%
S&P 500 Index**                     -1.67%        1.05%              8.68%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. Performance figures reflect the fee waiver in effect and, in the absence of fee waivers, total returns would be lower. SHORT TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

----------
*     The inception date is November 1, 2004.
** The S&P 500 is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

PRIMECAP ODYSSEY FUNDS
EXPENSE EXAMPLE - (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------
                                            BEGINNING      ENDING      EXPENSES PAID     EXPENSE RATIO
                                             ACCOUNT       ACCOUNT     DURING PERIOD*    DURING PERIOD*
                                              VALUE         VALUE       (05/01/05 TO      (05/01/05 TO
                                           (05/01/05)    (10/31/05)       10/31/05)         10/31/05)
-------------------------------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND
Actual Performance                         $1,000.00      $1,094.40         $6.60             1.25%
Hypothetical Performance
   (5% return before expenses)             $1,000.00      $1,018.90         $6.36             1.25%
-------------------------------------------------------------------------------------------------------
PRIMECAP ODYSSEY GROWTH FUND
Actual Performance                         $1,000.00      $1,112.00         $6.65             1.25%
Hypothetical Performance
   (5% return before expenses)             $1,000.00      $1,018.90         $6.36             1.25%
-------------------------------------------------------------------------------------------------------
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
Actual Performance                         $1,000.00      $1,136.50         $6.73             1.25%
Hypothetical Performance
   (5% return before expenses)             $1,000.00      $1,018.90         $6.36             1.25%
-------------------------------------------------------------------------------------------------------

----------
* Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

PRIMECAP ODYSSEY FUNDS
SECTOR BREAKDOWN

                           PRIMECAP ODYSSEY STOCK FUND
                    ---------------------------------------
                    Consumer Discretionary            10.3%
                    Consumer Staples                   0.4%
                    Energy                             7.1%
                    Financials                         7.3%
                    Health Care                       22.1%
                    Industrials                       12.8%
                    Information Technology            17.5%
                    Materials                          8.9%
                    Telecommunication Services         0.8%
                    Short Term Investments            12.8%
                    =======================================
                    TOTAL                            100.0%
                    ---------------------------------------

                          PRIMECAP ODYSSEY GROWTH FUND
                    ---------------------------------------
                    Consumer Discretionary            10.8%
                    Energy                             6.4%
                    Financials                         6.7%
                    Health Care                       25.1%
                    Industrials                       11.4%
                    Information Technology            26.3%
                    Materials                          3.0%
                    Telecommunication Services         1.0%
                    Short Term Investments             9.3%
                    =======================================
                    TOTAL                            100.0%
                    ---------------------------------------

The tables above list sector allocations as a percentage of each Fund's total investments as of October 31, 2005. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

                    PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
                    ---------------------------------------
                    Consumer Discretionary              7.7%
                    Consumer Staples                    1.0%
                    Energy                              6.7%
                    Financials                          2.3%
                    Health Care                        15.8%
                    Industrials                         8.9%
                    Information Technology             45.2%
                    Materials                           3.1%
                    Short Term Investments              9.3%
                    =======================================
                    TOTAL                             100.0%
                    ---------------------------------------

The table above lists sector allocations as a percentage of each Fund's total investments as of October 31, 2005. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2005

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 91.2%

CONSUMER DISCRETIONARY: 10.8%
     3,200    Blue Nile, Inc. (a) ..............................    $   114,784
     9,400    CarMax, Inc. (a) .................................        252,578
    24,000    DIRECTV Group, Inc. (The) (a) ....................        341,280
       510    Discovery Holding Co. - Class A (a) ..............          7,186
    10,000    Dress Barn, Inc. (a) .............................        265,700
     8,000    Eastman Kodak Co .................................        175,200
     7,500    Kohl's Corp. (a) .................................        360,975
     5,100    Liberty Media Corp. - Class A (a) ................         40,647
    11,000    Mattel, Inc. .....................................        162,250
     3,600    Nordstrom, Inc. ..................................        124,740
     8,500    Sony Corp. - ADR .................................        278,800
     1,950    Target Corp ......................................        108,595
     7,150    Time Warner, Inc. ................................        127,485
    14,150    TJX Cos, Inc .....................................        304,649
    15,100    Univision Communications, Inc. (a) ...............        394,714
     7,500    Walt Disney Co. (The) ............................        182,775
                                                                    -----------
                                                                      3,242,358
                                                                    -----------
CONSUMER STAPLES: 0.4%
     7,400    Cott Corp. (a) ...................................        109,594
                                                                    -----------
ENERGY: 7.4%
     1,200    Arch Coal, Inc. ..................................         92,484
     2,080    Chevron Corp. ....................................        118,706
     2,700    Cooper Cameron Corp. (a) .........................        199,071
     4,000    EnCana Corp. .....................................        183,440
     3,800    EOG Resources, Inc. ..............................        257,564
     1,400    GlobalSantaFe Corp. ..............................         62,370
     2,000    Murphy Oil Corp. .................................         93,700
     4,422    National Oilwell Varco, Inc. (a) .................        276,242
       550    Noble Corp. ......................................         35,409
     1,100    Pioneer Natural Resources Co. ....................         55,055
     6,200    Pogo Producing Co. ...............................        313,100
     6,100    Schlumberger Ltd. ................................        553,697
                                                                    -----------
                                                                      2,240,838
                                                                    -----------
FINANCIALS: 7.6%
     4,000    American International Group, Inc. ...............        259,200
     7,700    Bank of New York Co., Inc. (The) .................        240,933
       168    Berkshire Hathaway, Inc. - Class B (a) ...........        472,920
     3,750    Chubb Corp. ......................................        348,637
     3,300    Fannie Mae .......................................        156,816

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2005 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
     3,400    Fifth Third Bancorp ..............................    $   136,578
    15,750    Marsh & McLennan Cos, Inc ........................        459,113
     1,850    MBIA, Inc. .......................................        107,744
     3,000    Washington Mutual, Inc. ..........................        118,800
                                                                    -----------
                                                                      2,300,741
                                                                    -----------
HEALTH CARE: 23.1%
     4,300    Affymetrix, Inc. (a) .............................        195,349
     1,200    Amgen, Inc. (a) ..................................         90,912
    19,750    Biogen Idec, Inc. (a) ............................        802,442
    22,800    Eli Lilly & Co. ..................................      1,135,212
    11,500    GlaxoSmithKline PLC - ADR ........................        597,885
     7,700    Guidant Corp. ....................................        485,100
    10,400    Medtronic, Inc. ..................................        589,264
    19,650    Novartis AG - ADR ................................      1,057,563
    28,000    Pfizer, Inc. .....................................        608,720
     4,400    Pharmacyclics, Inc. (a) ..........................         32,560
     4,200    Roche Holding AG - CHF ...........................        627,386
     6,700    Sepracor, Inc. (a) ...............................        376,875
    10,000    Waters Corp. (a) .................................        362,000
                                                                    -----------
                                                                      6,961,268
                                                                    -----------
INDUSTRIALS: 13.4%
     3,000    3M Co ............................................        227,940
     4,500    Alaska Air Group, Inc. (a) .......................        141,885
     9,300    Avery Dennison Corp ..............................        526,845
     2,200    Burlington Northern Santa Fe Corp. ...............        136,532
     1,800    Canadian National Railway Co. ....................        130,464
     8,200    Caterpillar, Inc. ................................        431,238
    10,000    Chicago Bridge & Iron Co. N.V ....................        223,000
     2,050    Fluor Corp. ......................................        130,380
     7,000    JetBlue Airways Corp. (a) ........................        130,270
    11,400    McDermott International, Inc. (a) ................        414,162
    14,100    Pall Corp ........................................        368,856
     1,100    Raytheon Co. .....................................         40,645
    39,200    Southwest Airlines Co. ...........................        627,592
     2,300    Thomas & Betts Corp. (a) .........................         89,516
     5,800    Union Pacific Corp ...............................        401,244
                                                                    -----------
                                                                      4,020,569
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2005 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 18.3%
     5,050    Accenture Ltd. - Class A .........................    $   132,866
    14,100    Agilent Technologies, Inc. (a) ...................        451,341
     6,000    Applied Materials, Inc. ..........................         98,280
    26,500    ASML Holding N.V. (a) ............................        449,970
     3,100    Comverse Technology, Inc. (a) ....................         77,810
    25,950    Corning, Inc. (a) ................................        521,335
     2,400    Emulex Corp. (a) .................................         44,424
     1,000    First Data Corp. .................................         40,450
       496    Freescale Semiconductor, Inc. - Class B (a) ......         11,844
    12,000    Intel Corp. ......................................        282,000
    11,300    Intuit, Inc. (a) .................................        519,009
     3,200    KLA-Tencor Corp. .................................        148,128
     6,000    L.M. Ericsson Telephone Co. - ADR ................        196,860
    19,500    Microsoft Corp. ..................................        501,150
     6,000    Motorola, Inc. ...................................        132,960
    85,000    Nortel Networks Corp. (a) ........................        276,250
     6,000    Nvidia Corp. (a) .................................        201,300
    31,500    Oracle Corp. (a) .................................        399,420
     4,800    Paychex, Inc. ....................................        186,048
     2,400    Research In Motion Ltd. (a) ......................        147,576
     1,600    Silicon Laboratories, Inc. (a) ...................         51,472
     8,400    Symantec Corp. (a) ...............................        200,340
    15,300    Texas Instruments, Inc. ..........................        436,815
                                                                    -----------
                                                                      5,507,648
                                                                    -----------
MATERIALS: 9.3%
    11,000    Alcoa, Inc. ......................................        267,190
    10,750    Dow Chemical Co. (The) ...........................        492,995
     6,500    Inco Ltd. ........................................        261,430
     2,000    Minerals Technologies, Inc. ......................        106,920
     5,450    Monsanto Co. .....................................        343,404
     3,000    Newmont Mining Corp ..............................        127,800
     2,000    Phelps Dodge Corp. ...............................        240,940
     2,000    Potash Corp. of Saskatchewan .....................        164,640
     2,750    Praxair, Inc. ....................................        135,878
     5,000    Vulcan Materials Co ..............................        325,000
     5,200    Weyerhaeuser Co. .................................        329,368
                                                                    -----------
                                                                      2,795,565
                                                                    -----------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2005 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES: 0.9%
    11,450    Sprint Corp. .....................................    $   266,900
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $25,754,714) ...........................................     27,445,481
                                                                    -----------

Principal
  Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 13.4%

$4,040,583    Dreyfus Institutional US Treasury
                Money Market Fund ..............................    $ 4,040,583
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $4,040,583) ............................................      4,040,583
                                                                    -----------
TOTAL INVESTMENTS
  (cost $29,795,297) 104.6% ....................................     31,486,064
Liabilities in Excess of Other Assets (4.6)% ...................     (1,376,107)
                                                                    -----------
TOTAL NET ASSETS: 100.0% .......................................    $30,109,957
                                                                    ===========

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.

(a) Non Income Producing.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2005

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 92.9%

CONSUMER DISCRETIONARY: 11.0%
    16,050    CarMax, Inc. (a) .................................    $   431,263
    32,000    DIRECTV Group, Inc. (The) (a) ....................        455,040
       510    Discovery Holding Co. - Class A (a) ..............          7,186
    18,000    Dress Barn, Inc. (a) .............................        478,260
    21,000    Gentex Corp. .....................................        395,220
     9,750    Kohl's Corp. (a) .................................        469,267
    10,000    Liberty Media Corp. - Class A (a) ................         79,700
    22,000    Mattel, Inc. .....................................        324,500
     6,700    Nordstrom, Inc. ..................................        232,155
    10,600    Sony Corp. - ADR .................................        347,680
     3,050    Target Corp ......................................        169,855
    11,250    Time Warner, Inc. ................................        200,588
    21,850    TJX Cos, Inc .....................................        470,430
    25,700    Univision Communications, Inc. (a) ...............        671,798
     3,500    Walt Disney Co. (The) ............................         85,295
     6,350    Yum! Brands, Inc. ................................        323,025
                                                                    -----------
                                                                      5,141,262
                                                                    -----------
ENERGY: 6.6%
     3,129    Chevron Corp. ....................................        178,572
     3,000    Cooper Cameron Corp. (a) .........................        221,190
     5,600    EnCana Corp. .....................................        256,816
     5,200    EOG Resources, Inc. ..............................        352,456
     8,000    Murphy Oil Corp. .................................        374,800
     3,200    National Oilwell Varco, Inc. (a) .................        199,904
     2,000    Noble Corp. ......................................        128,760
     5,600    Pogo Producing Co. ...............................        282,800
    10,250    Schlumberger Ltd. ................................        930,393
     2,400    Transocean, Inc. (a) .............................        137,976
                                                                    -----------
                                                                      3,063,667
                                                                    -----------
FINANCIALS: 6.8%
     6,650    American International Group, Inc. ...............        430,920
     1,600    Bank of New York Co., Inc. (The) .................         50,064
       180    Berkshire Hathaway, Inc. - Class B (a) ...........        506,700
     5,442    Chubb Corp. ......................................        505,943
     5,000    Fifth Third Bancorp ..............................        200,850
    25,050    Marsh & McLennan Cos, Inc ........................        730,207
     3,000    MBIA, Inc. .......................................        174,720
    10,600    State Street Corp. ...............................        585,438
                                                                    -----------
                                                                      3,184,842
                                                                    -----------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2005 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
HEALTH CARE: 25.7%
    11,300    Affymetrix, Inc. (a) .............................    $   513,359
     3,000    Amgen, Inc. (a) ..................................        227,280
    36,150    Biogen Idec, Inc. (a) ............................      1,468,774
    12,500    Chiron Corp. (a) .................................        551,750
    32,800    Eli Lilly & Co. ..................................      1,633,112
    18,300    GlaxoSmithKline PLC - ADR ........................        951,417
     5,300    Guidant Corp. ....................................        333,900
    14,100    Medtronic, Inc. ..................................        798,906
    26,550    Novartis AG - ADR ................................      1,428,921
    42,850    Pfizer, Inc. .....................................        931,559
     9,200    Roche Holding AG - CHF ...........................      1,374,274
    10,200    Sepracor, Inc. (a) ...............................        573,750
    16,000    SurModics, Inc. (a) ..............................        632,320
    15,000    Waters Corp. (a) .................................        543,000
                                                                    -----------
                                                                     11,962,322
                                                                    -----------
INDUSTRIALS: 11.7%
     4,000    3M Co ............................................        303,920
    14,150    Avery Dennison Corp ..............................        801,597
     4,700    Caterpillar, Inc. ................................        247,173
     6,000    FedEx Corp. ......................................        551,580
    10,150    Fluor Corp. ......................................        645,540
    14,000    JetBlue Airways Corp. (a) ........................        260,540
     5,200    Kirby Corp. (a) ..................................        268,684
    42,900    Pall Corp ........................................      1,122,264
    77,800    Southwest Airlines Co. ...........................      1,245,578
                                                                    -----------
                                                                      5,446,876
                                                                    -----------
INFORMATION TECHNOLOGY: 27.0%
     4,950    Accenture Ltd. - Class A .........................        130,235
    20,950    Agilent Technologies, Inc. (a) ...................        670,609
    27,200    Akamai Technologies, Inc. (a) ....................        471,648
     6,000    AMIS Holdings, Inc. (a) ..........................         66,840
    12,200    Applied Materials, Inc. ..........................        199,836
    82,350    ASML Holding N.V. (a) ............................      1,398,303
     2,800    Autodesk, Inc. ...................................        126,364
     6,000    Avid Technology, Inc. (a) ........................        295,380
     9,800    Avocent Corp. (a) ................................        300,468
    18,200    Comverse Technology, Inc. (a) ....................        456,820
    28,900    Corning, Inc. (a) ................................        580,601
    12,000    Cymer, Inc. (a) ..................................        418,200
     1,100    First Data Corp. .................................         44,495

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2005 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
       220    Freescale Semiconductor, Inc. - Class B (a) ......    $     5,254
    16,000    Intel Corp. ......................................        376,000
    23,200    Intuit, Inc. (a) .................................      1,065,576
     6,800    KLA-Tencor Corp. .................................        314,772
     8,500    L.M. Ericsson Telephone Co. - ADR ................        278,885
     2,600    Macromedia, Inc. (a) .............................        114,192
     2,250    McAfee, Inc. (a) .................................         67,567
    30,600    Micron Technology, Inc. (a) ......................        397,494
    31,700    Microsoft Corp. ..................................        814,690
     5,000    Motorola, Inc. ...................................        110,800
   131,700    Nortel Networks Corp. (a) ........................        428,025
     9,200    Nvidia Corp. (a) .................................        308,660
    71,300    Oracle Corp. (a) .................................        904,084
     6,300    Paychex, Inc. ....................................        244,188
     6,050    Research In Motion Ltd. (a) ......................        372,014
    12,050    Silicon Laboratories, Inc. (a) ...................        387,649
    21,400    Symantec Corp. (a) ...............................        510,390
    13,000    Texas Instruments, Inc. ..........................        371,150
     5,900    Trimble Navigation Ltd. (a) ......................        170,333
     6,400    VeriSign, Inc. (a) ...............................        151,232
                                                                    -----------
                                                                     12,552,754
                                                                    -----------
MATERIALS: 3.0%
     9,500    Minerals Technologies, Inc. ......................        507,870
     5,600    Monsanto Co. .....................................        352,856
    11,300    Praxair, Inc. ....................................        558,333
                                                                    -----------
                                                                      1,419,059
                                                                    -----------
TELECOMMUNICATION SERVICES: 1.1%
    21,850    Sprint Corp. .....................................        509,324
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $41,674,716) ...........................................     43,280,106
                                                                    -----------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2005 - (CONTINUED)

Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.6%
$4,458,622    Dreyfus Institutional US Treasury
                Money Market Fund ..............................    $ 4,458,622
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $4,458,622) ............................................      4,458,622
                                                                    -----------
TOTAL INVESTMENTS
  (cost $46,133,338): 102.5% ...................................     47,738,728
Liabilities in Excess of Other Assets: (2.5%) ..................     (1,173,123)
                                                                    -----------
TOTAL NET ASSETS: 100.0% .......................................    $46,565,605
                                                                    ===========

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.

(a) Non Income Producing.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2005

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 93.3%

CONSUMER DISCRETIONARY: 7.9%
     6,600    99 Cents Only Stores (a) .........................    $    63,690
    15,900    Blue Nile, Inc. (a) ..............................        570,333
     6,500    California Pizza Kitchen, Inc. (a) ...............        208,065
    12,700    CarMax, Inc. (a) .................................        341,249
    12,300    DIRECTV Group, Inc. (The) (a) ....................        174,906
     5,000    eBay, Inc. (a) ...................................        198,000
    10,000    Gentex Corp. .....................................        188,200
     1,550    Tiffany & Co. ....................................         61,070
                                                                    -----------
                                                                      1,805,513
                                                                    -----------
CONSUMER STAPLES: 1.0%
    17,300    American Italian Pasta Co. - Class A .............        111,585
     7,900    Cott Corp. (a) ...................................        116,999
                                                                    -----------
                                                                        228,584
                                                                    -----------
ENERGY: 6.9%
     1,800    Arch Coal, Inc. ..................................        138,726
    25,000    Hanover Compressor Co. (a) .......................        321,500
     4,200    National Oilwell Varco, Inc. (a) .................        262,374
     1,900    Noble Corp. ......................................        122,322
     4,650    Pioneer Natural Resources Co. ....................        232,733
     5,350    Pogo Producing Co. ...............................        270,175
     8,200    Pride International, Inc. (a) ....................        230,174
                                                                    -----------
                                                                      1,578,004
                                                                    -----------
FINANCIALS: 2.4%
     5,800    Advance America Cash Advance Centers, Inc. .......         70,470
    29,000    MarketAxess Holdings, Inc. (a) ...................        357,860
     2,050    MBIA, Inc. .......................................        119,392
                                                                    -----------
                                                                        547,722
                                                                    -----------
HEALTH CARE: 16.2%
    13,900    Affymetrix, Inc. (a) .............................        631,477
    79,950    Conceptus, Inc. (a) ..............................        821,086
    99,000    Dendreon Corp. (a) ...............................        609,840
     3,000    Intuitive Surgical, Inc. (a) .....................        266,190
    65,500    Pharmacyclics, Inc. (a) ..........................        484,700
     9,450    Sepracor, Inc. (a) ...............................        531,563
     9,000    SurModics, Inc. (a) ..............................        355,680
                                                                    -----------
                                                                      3,700,536
                                                                    -----------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2005 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INDUSTRIALS: 9.2%
    11,000    Alaska Air Group, Inc. (a) .......................    $   346,830
     5,650    Avery Dennison Corp ..............................        320,072
     4,000    Granite Construction, Inc. .......................        136,440
    33,150    JetBlue Airways Corp. (a) ........................        616,922
    19,600    Pall Corp ........................................        512,736
    10,000    Southwest Airlines Co. ...........................        160,100
                                                                    -----------
                                                                      2,093,100
                                                                    -----------
INFORMATION TECHNOLOGY: 46.5%
     7,500    Agilent Technologies, Inc. (a) ...................        240,075
    46,000    Akamai Technologies, Inc. (a) ....................        797,640
    19,900    AMIS Holdings, Inc. (a) ..........................        221,686
    54,450    ASML Holding N.V. (a) ............................        924,561
     7,000    Avid Technology, Inc. (a) ........................        344,610
    13,100    Avocent Corp. (a) ................................        401,646
     9,650    Comverse Technology, Inc. (a) ....................        242,215
    11,900    Cymer, Inc. (a) ..................................        414,715
     2,000    Digital River, Inc. (a) ..........................         56,020
    36,000    eSpeed, Inc. - Class A (a) .......................        272,160
    14,000    InPhonic, Inc. (a) ...............................        202,440
     7,500    Intuit, Inc. (a) .................................        344,475
    10,000    KLA-Tencor Corp. .................................        462,900
     9,000    Macromedia, Inc. (a) .............................        395,280
     2,800    Macrovision Corp. (a) ............................         52,752
     5,600    McAfee, Inc. (a) .................................        168,168
   110,000    Micromuse, Inc. (a) ..............................        788,700
    17,000    Micron Technology, Inc. (a) ......................        220,830
   118,500    Nortel Networks Corp. (a) ........................        385,125
     9,700    Nvidia Corp. (a) .................................        325,435
    66,700    Opsware, Inc. (a) ................................        342,838
    48,700    RADvision Ltd. (a) ...............................        633,100
    15,000    Rambus, Inc. (a) .................................        191,250
     2,700    Research In Motion Ltd. (a) ......................        166,023
     8,150    Silicon Laboratories, Inc. (a) ...................        262,185
    72,000    SonicWALL, Inc. (a) ..............................        501,120
     4,000    Stratasys, Inc. (a) ..............................         94,880
    32,550    THQ, Inc. (a) ....................................        754,509
     4,000    Trimble Navigation Ltd. (a) ......................        115,480
    12,200    VeriSign, Inc. (a) ...............................        288,286
                                                                    -----------
                                                                     10,611,104
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2005 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
MATERIALS: 3.2%
    10,900    Minerals Technologies, Inc. ......................    $   582,714
     2,400    Monsanto Co. .....................................        151,224
                                                                    -----------
                                                                        733,938
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $19,572,835) ...........................................     21,298,501
                                                                    -----------

Principal
  Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.6%
$2,181,400    Dreyfus Institutional US Treasury
                Money Market Fund ..............................    $ 2,181,400
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $2,181,400) ............................................      2,181,400
                                                                    -----------
TOTAL INVESTMENTS
  (cost $21,754,235): 102.9% ...................................     23,479,901
                                                                    -----------
Liabilities in Excess of Other Assets: (2.9%) ..................       (655,477)
                                                                    -----------
TOTAL NET ASSETS: 100.0% .......................................    $22,824,424
                                                                    ===========

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.

(a) Non Income Producing.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRIMECAP ODYSSEY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AT OCTOBER 31, 2005*
--------------------------------------------------------------------------------

                                                                                                    PRIMECAP
                                                                  PRIMECAP         PRIMECAP          ODYSSEY
                                                                   ODYSSEY          ODYSSEY        AGGRESSIVE
                                                                 STOCK FUND       GROWTH FUND      GROWTH FUND
                                                                ------------     ------------     ------------
ASSETS
  Investments, at cost .......................................  $ 29,795,297     $ 46,133,338     $ 21,754,235
                                                                ============     ============     ============
  Investments, at value ......................................  $ 31,486,064     $ 47,738,728     $ 23,479,901
  Receivables:
    Dividends and interest ...................................        22,285           28,480            4,023
    Fund shares sold .........................................       338,150           72,500          217,500
  Other assets ...............................................         3,310            3,297            3,307
                                                                ------------     ------------     ------------
    Total Assets .............................................    31,849,809       47,843,005       23,704,731
                                                                ------------     ------------     ------------
LIABILITIES
  Payable for securities purchased ...........................     1,667,036        1,187,487          806,411
  Payable for fund shares redeemed ...........................            --               --            4,244
  Due to advisor (Note 3) ....................................        17,514           38,695           15,261
  Accrued administration fees (Note 3) .......................         8,000            8,000            8,000
  Accrued trustee fees .......................................           810              810              810
  Other accrued expenses .....................................        46,492           42,408           45,581
                                                                ------------     ------------     ------------
  Total Liabilities ..........................................     1,739,852        1,277,400          880,307
                                                                ------------     ------------     ------------
NET ASSETS ...................................................  $ 30,109,957     $ 46,565,605     $ 22,824,424
                                                                ============     ============     ============
Number of shares issued and outstanding
  (unlimited shares authorized, $0.01 par value) .............     2,623,943        4,007,475        2,031,482
                                                                ============     ============     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....  $      11.48     $      11.62     $      11.24
                                                                ============     ============     ============
COMPONENTS OF NET ASSETS
  Paid-in capital ............................................  $ 28,447,880     $ 44,947,191     $ 21,291,212
  Accumulated net realized gain/ (loss) on investments .......       (28,690)          13,024         (192,454)
  Net unrealized appreciation on investments .................     1,690,767        1,605,390        1,725,666
                                                                ------------     ------------     ------------
  Net assets .................................................  $ 30,109,957     $ 46,565,605     $ 22,824,424
                                                                ============     ============     ============

----------
* Commenced operations on November 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRIMECAP ODYSSEY FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2005*
--------------------------------------------------------------------------------

                                                                                                    PRIMECAP
                                                                  PRIMECAP         PRIMECAP          ODYSSEY
                                                                   ODYSSEY          ODYSSEY        AGGRESSIVE
                                                                 STOCK FUND       GROWTH FUND      GROWTH FUND
                                                                ------------     ------------     ------------
INVESTMENT INCOME
  Income
  Dividends (net of foreign taxes withheld of $2,247,
    $1,810, and $0, respectively) ............................  $    138,787     $    106,936     $     32,682
  Interest and other income ..................................        40,237           42,442           34,126
                                                                ------------     ------------     ------------
  Total income ...............................................       179,024          149,378           66,808
                                                                ------------     ------------     ------------
Expenses
  Advisory fees ..............................................        94,324           91,862           92,790
  Insurance expense ..........................................        37,864           37,876           37,913
  Administration fees ........................................        32,000           32,000           32,000
  Legal fees .................................................        20,000           15,768           17,944
  Registration fees ..........................................        22,112           22,112           22,112
  Audit fees .................................................        19,334           19,334           19,334
  Transfer agent fees ........................................        18,194           17,743           18,598
  Custody fees ...............................................        12,906           11,820           12,276
  Trustee fees ...............................................         8,333            8,333            8,333
  Fund accounting fees .......................................         8,001            8,001            8,001
  Miscellaneous ..............................................         5,115            5,117            5,301
  Reports to shareholders ....................................         4,601            4,501            6,701
                                                                ------------     ------------     ------------
    Total expenses ...........................................       282,784          274,467          281,303
    Less: fees waived and expenses absorbed (Note 3) .........       (86,276)         (83,100)         (87,989)
                                                                ------------     ------------     ------------
    Net expenses .............................................       196,508          191,367          193,314
                                                                ------------     ------------     ------------
    NET INVESTMENT LOSS ......................................       (17,484)         (41,989)        (126,506)
                                                                ------------     ------------     ------------
CHANGE IN REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) on investments ....................       (23,690)          54,943         (192,454)
  Net unrealized appreciation on investments .................     1,690,767        1,605,390        1,725,666
                                                                ------------     ------------     ------------
  Net realized and unrealized gain on investments ............     1,667,077        1,660,333        1,533,212
                                                                ------------     ------------     ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....  $  1,649,593     $  1,618,344     $  1,406,706
                                                                ============     ============     ============

----------
* Commenced operations on November 1, 2004.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRIMECAP ODYSSEY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31, 2005*
--------------------------------------------------------------------------------

                                                                      PRIMECAP
                                                                      ODYSSEY
                                                                     STOCK FUND
                                                                    -----------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ............................................  $   (17,484)
  Net realized loss on investments ...............................      (23,690)
  Net unrealized appreciation on investments .....................    1,690,767
                                                                    -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    1,649,593
                                                                    -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
    in outstanding shares (a) ....................................   28,426,364
                                                                    -----------
      TOTAL INCREASE IN NET ASSETS ...............................   30,075,957

NET ASSETS
  Beginning of period ............................................       34,000
                                                                    -----------
  END OF PERIOD ..................................................  $30,109,957
                                                                    ===========
  Accumulated net investment income ..............................  $        --
                                                                   ===========

(a) A summary of capital share transactions is as follows:

                                                          PERIOD ENDED
                                                        OCTOBER 31, 2005*
                                                  -----------------------------
                                                     SHARES            VALUE
                                                  ------------     ------------
Shares sold ....................................     2,646,899     $ 28,719,772
Redemption fee proceeds ........................            --               11
Shares redeemed ................................       (26,356)        (293,419)
                                                  ------------     ------------
Net increase ...................................     2,620,543     $ 28,426,364
                                                  ============     ============

----------
* Commenced operations on November 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRIMECAP ODYSSEY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31, 2005*
--------------------------------------------------------------------------------

                                                                     PRIMECAP
                                                                      ODYSSEY
                                                                    GROWTH FUND
                                                                   ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ...........................................  $    (41,989)
  Net realized gain on investments ..............................        54,943
  Net unrealized appreciation on investments ....................     1,605,390
                                                                   ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     1,618,344
                                                                   ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
    in outstanding shares (a) ...................................    44,913,261
                                                                   ------------
      TOTAL INCREASE IN NET ASSETS ..............................    46,531,605

NET ASSETS
  Beginning of period ...........................................        34,000
                                                                   ------------
  END OF PERIOD .................................................  $ 46,565,605
                                                                   ============
  Accumulated net investment income .............................  $         --
                                                                   ============

(a) A summary of capital share transactions is as follows:

                                                          PERIOD ENDED
                                                        OCTOBER 31, 2005*
                                                  -----------------------------
                                                     SHARES            VALUE
                                                  ------------     ------------
Shares sold ....................................     4,012,397     $ 45,005,048
Redemption fee proceeds ........................            --              441
Shares redeemed ................................        (8,322)         (92,228)
                                                  ------------     ------------
Net increase ...................................     4,004,075     $ 44,913,261
                                                  ============     ============

----------
* Commenced operations on November 1, 2004.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRIMECAP ODYSSEY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31, 2005*

                                                                     PRIMECAP
                                                                      ODYSSEY
                                                                    AGGRESSIVE
                                                                    GROWTH FUND
                                                                   ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ...........................................  $   (126,506)
  Net realized loss on investments ..............................      (192,454)
  Net unrealized appreciation on investments ....................     1,725,666
                                                                   ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     1,406,706
                                                                   ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
    in outstanding shares (a) ...................................    21,383,718
                                                                   ------------
      TOTAL INCREASE IN NET ASSETS ..............................    22,790,424

NET ASSETS
  Beginning of period ...........................................        34,000
                                                                   ------------
  END OF PERIOD .................................................  $ 22,824,424
                                                                   ============
  Accumulated net investment income .............................  $         --
                                                                   ============

(a) A summary of capital share transactions is as follows:

                                                          PERIOD ENDED
                                                        OCTOBER 31, 2005*
                                                  -----------------------------
                                                     SHARES            VALUE
                                                  ------------     ------------
Shares sold ....................................     2,181,304     $ 23,059,769
Redemption fee proceeds ........................            --            1,784
Shares redeemed ................................      (153,222)      (1,677,835)
                                                  ------------     ------------
Net increase ...................................     2,028,082     $ 21,383,718
                                                  ============     ============

----------
* Commenced operations on November 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRIMECAP ODYSSEY FUNDS
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                                       PRIMECAP              PRIMECAP              PRIMECAP
                                                                        ODYSSEY               ODYSSEY         ODYSSEY AGGRESSIVE
                                                                      STOCK FUND            GROWTH FUND           GROWTH FUND
                                                                  -------------------   -------------------   -------------------
                                                                     PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
                                                                  OCTOBER 31, 2005(1)   OCTOBER 31, 2005(1)   OCTOBER 31, 2005(1)
                                                                  -------------------   -------------------   -------------------
Net asset value, beginning of period .......................          $    10.00            $    10.00            $    10.00
                                                                      ----------            ----------            ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .............................               (0.01)                (0.01)                (0.06)
  Net realized and unrealized gain on investments ..........                1.49                  1.63                  1.30
                                                                      ----------            ----------            ----------
Total from investment operations ...........................                1.48                  1.62                  1.24
                                                                      ----------            ----------            ----------
Net asset value, end of period .............................          $    11.48            $    11.62            $    11.24
                                                                      ==========            ==========            ==========
Total return ...............................................               14.80%                16.20%                12.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .....................          $     30.1            $     46.6            $     22.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped .....                1.80%                 1.79%                 1.82%
  After fees waived and expenses absorbed or recouped ......                1.25%                 1.25%                 1.25%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS .........               (0.11%)               (0.27%)               (0.82%)

Portfolio turnover rate ....................................               12.46%                 8.84%                 7.38%

----------
(1) Commenced operations on November 1, 2004.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PRIMECAP ODYSSEY FUNDS
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 1, 2004 TO OCTOBER 31, 2005
--------------------------------------------------------------------------------

(1) ORGANIZATION

PRIMECAP Odyssey Funds (the "Trust") was organized on June 8, 2004 as a Delaware statutory trust and is authorized to issue unlimited shares of beneficial interest. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company comprised of three diversified series:
PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds"). The Funds began operations on November 1, 2004.

Each of the Fund's investment objective is to seek to provide long-term capital appreciation. The Funds seek to achieve this objective by emphasizing those companies with above average earnings growth potential that is not reflected in their current market prices.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

      A.    SECURITY VALUATION.

            Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

            Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

            Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

            Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

      B.    SHARES VALUATION.

            The net asset value ("NAV") per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The result rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading.

PRIMECAP ODYSSEY FUNDS
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 1, 2004 TO OCTOBER 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------

      C.    FOREIGN CURRENCY.

            Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

      D.    FEDERAL INCOME TAXES.

            Each Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their taxable income and any capital gains in excess of applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

            The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

      E.    SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS.

            Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs.

      F.    INDEMNIFICATION OBLIGATIONS.

            Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

      G.    USE OF ESTIMATES.

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

PRIMECAP ODYSSEY FUNDS
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 1, 2004 TO OCTOBER 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------

      H.    ORGANIZATIONAL EXPENSES.

            The Investment Advisor has agreed to bear all organizational expenses for the Trust. These organizational expenses included offering costs, administration, legal, and audit fees.

(3) FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment management agreement with PRIMECAP Management Company (the "Investment Advisor"). Under the terms of the agreement, each of the Funds will pay a fee equal to the following annual percentages of average net assets:

                                            FOR THE FIRST    ASSETS IN EXCESS OF
                                             $100,000,000        $100,000,000
                                               PER FUND            PER FUND
                                            -------------    -------------------
PRIMECAP Odyssey
  Stock Fund                                     0.60%               0.55%
PRIMECAP Odyssey
  Growth Fund                                    0.60%               0.55%
PRIMECAP Odyssey
  Aggressive Growth Fund                         0.60%               0.55%

The Investment Advisor has contractually agreed to reimburse each Fund through October 31, 2007 to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels. The Investment Advisor will not seek reimbursement for fees waived or expenses paid under this agreement.

      PRIMECAP Odyssey Stock Fund .................................  1.25%
      PRIMECAP Odyssey Growth Fund ................................  1.25%
      PRIMECAP Odyssey Aggressive Growth Fund .....................  1.25%

      THESE PERCENTAGES ARE BASED ON THE AVERAGE DAILY NET ASSETS OF THE FUNDS.

PRIMECAP ODYSSEY FUNDS
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 1, 2004 TO OCTOBER 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------

U.S. Bancorp Fund Services, LLC is the Administrator and Fund Accounting Agent to the Funds pursuant to a fund administration servicing agreement and fund accounting servicing agreement. The Funds will pay U.S. Bancorp Fund Services, LLC, under these agreements, an annual fee equal to 0.10% of the first $250 million of average daily net assets, 0.07% of the next $750 million, and 0.05% of assets over $1 billion, payable monthly and subject to a minimum annual fee of $120,000 on a trust level. The Trust's expenses for fund administration and accounting will be allocated among the Funds based on average daily net assets, unless the minimum annual fee applies, in which case they will be allocated equally among the Funds. U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent. Fees charged for these services are based on the number of shareholder accounts and activities.

Quasar Distributors, LLC serves as the Distributor to the Funds pursuant to a Distribution Agreement.

(4) INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the period November 1, 2004 to October 31, 2005 were as follows:

FUND                                                PURCHASES         SALES
----                                               -----------     -----------
PRIMECAP Odyssey Stock Fund .....................  $27,608,506     $ 1,789,505
PRIMECAP Odyssey Growth Fund ....................  $42,912,078     $ 1,245,651
PRIMECAP Odyssey Aggressive Growth Fund .........  $20,801,267     $ 1,035,977

PRIMECAP ODYSSEY FUNDS
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD NOVEMBER 1, 2004 TO OCTOBER 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------

(5) DISTRIBUTION TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                                                                PRIMECAP          PRIMECAP           PRIMECAP
                                                                 ODYSSEY           ODYSSEY      ODYSSEY AGGRESSIVE
                                                               STOCK FUND        GROWTH FUND        GROWTH FUND
                                                              ------------      ------------       ------------
Cost of investments for tax purposes ..................       $ 29,823,987      $ 46,133,338       $ 21,795,841
                                                              ============      ============       ============
Gross tax unrealized appreciation .....................          2,468,926         2,490,998          2,828,734
Gross tax unrealized depreciation .....................           (806,849)         (885,608)        (1,144,674)
                                                              ------------      ------------       ------------
Net tax unrealized appreciation/(depreciation) ........       $  1,662,077      $  1,605,390       $  1,684,060
                                                              ============      ============       ============
Currently distributable ordinary income ...............       $         --      $     13,024       $         --
Currently distributable long-term capital gain/
  (capital loss carryforward) .........................       $         --      $         --       $   (150,848)

As of October 31, 2005, the PRIMECAP Odyssey Aggressive Growth Fund has a capital loss carryforward available to offset future capital gains, if any, of $150,848, which expires on October 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PRIMECAP Odyssey Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (hereafter referred to as the "Funds") at October 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period November 1, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2005

PRIMECAP ODYSSEY FUNDS
ADDITIONAL NOTES - (UNAUDITED)

PROXY VOTING PROCEDURES

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

PRIMECAP ODYSSEY FUNDS
MANAGEMENT

PORTFOLIO MANAGERS

PRIMECAP Management Company has five portfolio managers who together have more than 150 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai. A small portion of each Fund's assets may be managed by individuals in the Advisor's research department. The portfolio managers primarily responsible for overseeing the Funds' investments are:

                       -------------------------------------------
                       NAME                    YEARS OF EXPERIENCE
                       -------------------------------------------
                       Howard B. Schow                  49
                       Mitchell J. Milias               41
                       Theo A. Kolokotrones             35
                       Joel P. Fried                    21
                       Alfred W. Mordecai                8
                       -------------------------------------------

OFFICERS AND TRUSTEES

The Trust's officers, who administer the Funds' daily operations, are appointed by the Board of Trustees. The Trustees are responsible for the overall management of the Trust, including establishing the Funds' policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-729-2307.

EXECUTIVE OFFICERS. The table below sets forth certain information about each of the Trust's executive officers.

-------------------------------------------------------------------------------------------------------------
                              POSITION(S)        TERM OF OFFICE;
   NAME, ADDRESS                 HELD               LENGTH OF                 PRINCIPAL OCCUPATION(S)
  (YEAR OF BIRTH)             WITH TRUST           TIME SERVED                  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Howard B. Schow             Co-Chief            Indefinite;            Chairman and Director, Portfolio
225 South Lake Ave.,        Executive           Since 09/04            Manager, Chief Investment Officer and
Suite 400, Pasadena,        Officer                                    Principal, PRIMECAP Management
CA 91101-3005                                                          Company
(1927)
-------------------------------------------------------------------------------------------------------------
Theo A. Kolokotrones        Co-Chief            Indefinite;            President, Director, Portfolio Manager
225 South Lake Ave.,        Executive           Since 09/04            and Principal, PRIMECAP Management
Suite 400, Pasadena,        Officer                                    Company
CA 91101-3005
(1946)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                              POSITION(S)        TERM OF OFFICE;
   NAME, ADDRESS                 HELD               LENGTH OF                 PRINCIPAL OCCUPATION(S)
  (YEAR OF BIRTH)             WITH TRUST           TIME SERVED                  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Joel P. Fried               Co-Chief            Indefinite;            Executive Vice President, Director,
225 South Lake Ave.,        Executive           Since 09/04            Portfolio Manager and Principal,
Suite 400, Pasadena,        Officer and                                PRIMECAP Management Company
CA 91101-3005               Trustee
(1962)
-------------------------------------------------------------------------------------------------------------
David H. Van Slooten        Chief Financial     Indefinite;            Senior Vice President, Portfolio
225 South Lake Ave.,        Officer and         Since 06/04            Manager, Financial Analyst and
Suite 400, Pasadena,        Secretary                                  Principal, PRIMECAP Management
CA 91101-3005                                                          Company
(1963)
-------------------------------------------------------------------------------------------------------------
Baltej S. Kochar            Vice President      Indefinite;            Financial Analyst, PRIMECAP
225 South Lake Ave.,        and Chief           Since 10/04            Management Company (1/04 - Present);
Suite 400, Pasadena,        Administrative                             Chief Executive Officer, The Share
CA 91101-3005               Officer                                    Group, Inc. (9/01 - 1/03); Chief
(1970)                                                                 Executive Officer, BetterTomorrow.org
                                                                       (6/00 - 9/01); President,
                                                                       GreaterGood.com (4/98 - 1/00)
-------------------------------------------------------------------------------------------------------------
Karen Chen                  Vice President      Indefinite;            Chief Compliance Officer, Director of
225 South Lake Ave.,        of Compliance       Since 10/04            Compliance and Reporting, PRIMECAP
Suite 400, Pasadena,        and Chief                                  Management Company (10/04 - Present);
CA 91101-3005               Compliance                                 Team Lead - Legal and Compliance,
(1973)                      Officer                                    Pacific Investment Management
                                                                       Company (7/02 - 9/04 and 11/97 - 7/99);
                                                                       Consultant, Trinity Consulting (9/01 -
                                                                       2/02); Treasury Intern (6/00 - 10/00)
-------------------------------------------------------------------------------------------------------------

"INDEPENDENT" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is not an "interested person" of the Trust as defined in the 1940 Act ("Independent Trustees").

--------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                             TERM OF                                PORTFOLIOS IN
                                             OFFICE;                                    FUND               OTHER
                            POSITION(S)     LENGTH OF            PRINCIPAL             COMPLEX           DIRECTOR-
   NAME, ADDRESS               HELD           TIME             OCCUPATION(S)         OVERSEEN BY        SHIPS HELD
  (YEAR OF BIRTH)           WITH TRUST       SERVED         DURING PAST 5 YEARS        TRUSTEE          BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Benjamin F. Hammon          Chairman       Indefinite;      Retired; Director,            3                None
225 South Lake Ave.,        of the         Since 09/04      Institutional Equity
Suite 400, Pasadena,        Board and                       Sales, Salomon
CA 91101-3005               Trustee                         Smith Barney Inc.
(1935)                                                      (1997-1998)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                             TERM OF                                PORTFOLIOS IN
                                             OFFICE;                                    FUND               OTHER
                            POSITION(S)     LENGTH OF            PRINCIPAL             COMPLEX           DIRECTOR-
   NAME, ADDRESS               HELD           TIME             OCCUPATION(S)         OVERSEEN BY        SHIPS HELD
  (YEAR OF BIRTH)           WITH TRUST       SERVED         DURING PAST 5 YEARS        TRUSTEE          BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Wayne H. Smith              Chairman       Indefinite;      President, Wayne H.           3                None
225 South Lake Ave.,        of the         Since 09/04      Smith Consulting, Inc.
Suite 400, Pasadena,        Audit                           (2002-Present); Vice
CA 91101-3005               Committee                       President, Financial
(1941)                      and Trustee                     Services, Avery
                                                            Denison Corporation
                                                            (2001-2002); Vice
                                                            President, Financial
                                                            Services, and
                                                            Treasurer, Avery
                                                            Denison Corporation
                                                            (1999-2001)
--------------------------------------------------------------------------------------------------------------------
Stephen M. Rucker           Trustee        Indefinite;      Retired; Executive Vice       3                None
225 South Lake Ave.,                       Since 09/04      President, Credit Suisse
Suite 400, Pasadena,                                        First Boston (1999-
CA 91101-3005                                               2001)
(1938)
--------------------------------------------------------------------------------------------------------------------

"INTERESTED" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is an "interested person" of the Trust as defined by the 1940 Act.

--------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                             TERM OF                                PORTFOLIOS IN
                                             OFFICE;                                    FUND               OTHER
                            POSITION(S)     LENGTH OF            PRINCIPAL             COMPLEX           DIRECTOR-
   NAME, ADDRESS               HELD           TIME             OCCUPATION(S)         OVERSEEN BY        SHIPS HELD
  (YEAR OF BIRTH)           WITH TRUST       SERVED         DURING PAST 5 YEARS        TRUSTEE          BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Joel P. Fried*              Co-Chief       Indefinite;      Executive Vice                3                None
225 South Lake Ave.,        Executive      Since 09/04      President, Director,
Suite 400, Pasadena,        Officer and                     Portfolio Manager and
CA 91101-3005               Trustee                         Principal, PRIMECAP
(1962)                                                      Management Company
--------------------------------------------------------------------------------------------------------------------

* Mr. Fried is an "interested person" of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.

                       This page intentionally left blank.

                               Investment Advisor
                           PRIMECAP MANAGEMENT COMPANY
                        225 South Lake Avenue, Suite 400
                           Pasadena, California 91101

                                        o

                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                    Custodian
                                MELLON BANK, N.A.
                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258

                                        o

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                  Administrator
                         U.S. BANCORP FUND SERVICES, LLC
                       2020 East Financial Way, Suite 100
                           Glendora, California 91741

                                        o

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                     515 South Flower Street, 23rd Floor Los
                            Angeles, California 90071

                                        o

                  Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP
                          Three Embarcadero Centre San
                           Francisco, California 94111

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE PRIMECAP ODYSSEY FUNDS AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

--------------------------------------------------------------------------------
                                         FYE 10/31/2005        FYE 10/31/2004
--------------------------------------------------------------------------------
Audit Fees                                  $51,175                  N/A
Audit-Related Fees                               $0                  N/A
Tax Fees                                     $6,600                  N/A
All Other Fees                                   $0                  N/A
--------------------------------------------------------------------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

--------------------------------------------------------------------------------
Non-Audit Related Fees                   FYE 10/31/2005        FYE 10/31/2004
--------------------------------------------------------------------------------
Registrant                                   $6,600                  N/A
Registrant's Investment Adviser                  $0                  N/A
--------------------------------------------------------------------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Financial Officer and Co-Chief Executive Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the

      Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Filed herewith.

      (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

      (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           (Registrant)  PRIMECAP Odyssey Funds


           By (Signature and Title)  /s/ Joel P. Fried
                                     -------------------------------------------
                                     Joel P. Fried, Co-Chief Executive Officer

           Date                          January 4, 2006
                ----------------------------------------------------------------


           By (Signature and Title)  /s/ Howard B. Schow
                                     -------------------------------------------
                                     Howard B. Schow, Co-Chief Executive Officer

           Date                          January 4, 2006
                ----------------------------------------------------------------


           By (Signature and Title)  /s/ Theo A. Kolokotrones
                                     -------------------------------------------
                                     Theo A. Kolokotrones,
                                     Co-Chief Executive Officer

           Date                          January 4, 2006
                ----------------------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


           By (Signature and Title)* /s/ Joel P. Fried
                                     -------------------------------------------
                                     Joel P. Fried, Co-Chief Executive Officer

           Date                          January 4, 2006
                ----------------------------------------------------------------


           By (Signature and Title)* /s/ Howard B. Schow
                                     -------------------------------------------
                                     Howard B. Schow, Co-Chief Executive Officer

           Date                          January 4, 2006
                ----------------------------------------------------------------


           By (Signature and Title)* /s/ Theo A. Kolokotrones
                                     -------------------------------------------
                                     Theo A. Kolokotrones,
                                     Co-Chief Executive Officer

           Date                          January 4, 2006
                ----------------------------------------------------------------


           By (Signature and Title)* /s/ David H. Van Slooten
                                     -------------------------------------------
                                     David H. Van Slooten,
                                     Chief Financial Officer

           Date                          January 4, 2006
                ----------------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.